UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 13, 2017

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

4655 Great America Parkway
Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Avaya Inc. (the “Company”) entered into separate confidentiality agreements effective as of March 22, 2017 with members of an ad hoc group of certain first and second lien creditors of the Company (the “Ad Hoc Crossholder Group”).

In connection with the Company’s ongoing discussions with the Ad Hoc Crossholder Group regarding potential restructurings and strategic alternatives, the Company prepared and provided to the Ad Hoc Crossholder Group and their professional advisors a presentation related to the Company’s 2017 business plan and preliminary valuation analysis, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company’s security holders are cautioned that trading in securities of the Company during the pendency of the Company’s Chapter 11 proceeding will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the United States Bankruptcy Court for the Southern District of New York (“Bankruptcy Court”). In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 proceeding. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision”, “plan,” “potential,” “preliminary,” “predict,” “should,” “will” or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, statements regarding expected creditor recoveries, treatment of other liabilities, enterprise value, cash treatment and cash at exit from Chapter 11 proceedings and financial projections. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including, but not limited to, the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 proceeding, the Company’s ability to maintain liquidity to fund its operations during the Chapter 11 proceeding, the Company’s ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 proceeding, the Company’s ability to consummate any transactions once approved by the Bankruptcy Court and the time to consummation of such transactions, adjustments in the calculation of financial results for the quarter or year end, or the application of accounting principles, discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results, accounting changes required by United States generally accepted accounting principles, and those risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Exhibit Name
99.1	Avaya Cleansing Materials - April 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: April 13, 2017	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Senior Vice President and Chief Financial Officer